NEW YORK STATE OPPORTUNITY
                                      FUNDS

                                  ANNUAL REPORT

                                 MARCH 31, 2001

                              NEW YORK EQUITY FUND

                                     [LOGO]

Dear Shareholders:

I hope you withstood the severe downturn in the markets this past year. I could spend a lot of time rehashing all the events and who or what caused them, but you probably have heard enough from talking heads in the media and from Wall Street Firms. I can only add that I, like most people, was not smart enough to get out of the way of the runaway bear. The stock market reminded us all that there is another way besides up, in any given period of time.

To investors in the New York Equity Fund from its inception, you've averaged 5.99% even after having lived through the NASDAQ market falling by almost 70%. That is a testament to the importance of being a long-term investor in the stock market. I feel confident that in a few years these dramatic events will have had almost no meaningful effect on investors that stayed the course and hung on to the tried and true premise of being long-term investors. In 1987, excesses were squeezed from the markets and the baby was thrown out with the bath water. Savvy investors either held steady or scooped up great companies at prices the markets only present once or maybe twice a decade.

In 2000 the New York Equity Fund was up while virtually all indexes posted losses. Having felt that the NASDAQ was in an attractive area, I prematurely raised the Funds exposure to technology, which as it turned out, was not great timing. The continued sell off in technology as we entered 2001 meant we saw a larger drop in share value than the Fund's benchmark index, the S & P 500, which was off by 11.86% for the year ending March 31, 2001. Our decline of over 34% means we under performed by over 22%. Certainly this represents our worst year since our inception, but what to do now?

I hope since you are reading this you are one of the smart investors who is staying the course. There is so much going in favor of the markets as we look forward, such as a Federal Reserve, that is now on our side, as they aggressively cut rates to compensate for over-tightening last year. Companies are acting quickly to cut costs to adapt to the recent slowdown. A few are starting to announce stock buyback programs, which is always a good sign. Most importantly, remember that the United States is the leader of the global economy. Our best companies are the envy of the world and will continue to innovate and create opportunities in the future that most people can't even imagine. As someone trying to save for retirement or a college education, you want to own the leaders in our markets. So as we pick ourselves up from what felt like a good whooping, lets dust ourselves off and refocus on the big picture. Try not to listen to market forecasts for the next day, week, month or as some ex-investors use to do, the next minute.

I'm staying the course and am confident if you join me, you'll be happy you did too.

Sincerely,

/s/ Gregg A. Kidd

Gregg A. Kidd
Portfolio Manager

   New York State Opportunity Funds o 4605 E. Genesee St., Syracuse, NY 13214
    (315) 251-1101 o (800) 982-0421 o Fax: (315) 251-1110 o www.NYSFunds.com

                              NEW YORK EQUITY FUND

        Comparison of the Change in Value of a $10,000 Investment in the New York Equity Fund and the Standard & Poor's 500 Index

                               [GRAPHIC OMITTED]

                       ----------------------------------
                                                  3/31/01
                                                  -------
                       New York Equity Fund       $11,941
                       S&P 500 Index              $14,687
                       ----------------------------------

                       ----------------------------------
                              NEW YORK EQUITY FUND
                        AVERAGE ANNUAL TOTAL RETURNS(a)
                       (for periods ended March 31, 2001)
                       ----------------------------------

                        1 Year           Since Inception*
                        ------           ----------------
                       -39.41%                 4.67%
                       ----------------------------------

            Past performance is not predictive of future performance.

*    Initial public offering of shares was May 12, 1997.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                              NEW YORK EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 2001


ASSETS
     Investment securities, at value (Cost $9,544,475)             $  8,229,154
     Dividends receivable                                                 2,080
     Receivable for investment securities sold                          529,974
     Receivable for capital shares sold                                   9,414
     Organization expenses, net                                          11,210
     Other assets                                                        15,170
                                                                   ------------
            TOTAL ASSETS                                              8,797,002
                                                                   ------------

LIABILITIES
     Payable for investment securities purchased                        236,200
     Payable to affiliates (Note 3)                                       4,200
     Other accrued expenses                                               9,017
                                                                   ------------
            TOTAL LIABILITIES                                           249,417
                                                                   ------------

NET ASSETS                                                         $  8,547,585
                                                                   ============

NET ASSETS CONSIST OF:
     Paid-in capital                                               $ 11,472,540
     Accumulated net realized losses from security transactions      (1,609,634)
     Net unrealized depreciation on investments                      (1,315,321)
                                                                   ------------
NET ASSETS                                                         $  8,547,585
                                                                   ============

Shares of beneficial interest outstanding (unlimited number
     of shares authorized, no par value)                                753,127
                                                                   ============

Net asset value and redemption price per share                     $      11.35
                                                                   ============

Maximum offering price per share ($11.35/95.25%)                   $      11.92
                                                                   ============

                 See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND

                             STATEMENT OF OPERATIONS

                        For the Year Ended March 31, 2001


INVESTMENT INCOME
     Dividends                                                     $    141,168
                                                                   ------------

EXPENSES
     Investment advisory fees (Note 3)                                  121,035
     Professional fees                                                   37,699
     Accounting services fees (Note 3)                                   22,250
     Custodian fees                                                      18,553
     Administrative services fees (Note 3)                               16,518
     Insurance expense                                                   14,706
     Distribution fees (Note 3)                                          14,700
     Transfer agent and shareholder services fees (Note 3)               12,402
     Amortization of organization expenses                                9,964
     Registration fees                                                    9,783
     Trustees' fees and expenses                                          9,000
     Printing of shareholder reports                                      7,962
     Other expenses                                                       7,589
                                                                   ------------
           TOTAL EXPENSES                                               302,161
     Fees waived by the Advisor (Note 3)                                (50,512)
                                                                   ------------
           NET EXPENSES                                                 251,649
                                                                   ------------

NET INVESTMENT LOSS                                                    (110,481)
                                                                   ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
     Net realized losses from security transactions                  (1,573,253)
     Net change in unrealized appreciation/
           depreciation on investments                               (3,746,911)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                    (5,320,164)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (5,430,645)
                                                                   ============

                 See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED       YEAR ENDED
                                                                 MARCH 31, 2001   MARCH 31, 2000
------------------------------------------------------------------------------------------------
FROM OPERATIONS
        Net investment loss                                       $   (110,481)    $    (87,788)
        Net realized gains (losses) from security transactions      (1,573,253)       1,082,317
        Net change in unrealized appreciation/
                depreciation on investments                         (3,746,911)       1,655,514
                                                                  ------------     ------------
Net increase (decrease) in net assets from operations               (5,430,645)       2,650,043
                                                                  ------------     ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
        Net realized gains from security transactions                 (916,512)        (142,527)
                                                                  ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
        Proceeds from shares sold                                    5,510,195        1,498,021
        Net asset value of shares issued in reinvestment
                of distributions to shareholders                       815,638           85,441
        Payments for shares redeemed                                (1,490,781)        (327,992)
                                                                  ------------     ------------
Net increase in net assets from capital share transactions           4,835,052        1,255,470
                                                                  ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                             (1,512,105)       3,762,986

NET ASSETS
        Beginning of year                                           10,059,690        6,296,704
                                                                  ------------     ------------
        End of year                                               $  8,547,585     $ 10,059,690
                                                                  ============     ============

CAPITAL SHARE ACTIVITY
        Shares sold                                                    286,382           92,509
        Shares issued in reinvestment of
                distributions to shareholders                           50,914            5,041
        Shares redeemed                                               (106,155)         (20,574)
                                                                  ------------     ------------
        Net increase in shares outstanding                             231,141           76,976
        Shares outstanding, beginning of year                          521,986          445,010
                                                                  ------------     ------------
        Shares outstanding, end of year                                753,127          521,986
                                                                  ============     ============

                 See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND

                              FINANCIAL HIGHLIGHTS

                                       Selected per Share Data and Ratios for a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                                        MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
                                                          2001              2000              1999             1998(a)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                $      19.27      $      14.15      $      12.58      $      10.00
                                                      ------------      ------------      ------------      ------------

Income from investment operations:
       Net investment loss                                   (0.15)            (0.17)            (0.05)            (0.01)
       Net realized and unrealized gains (losses)
          on investments                                     (6.49)             5.58              1.69              2.59
                                                      ------------      ------------      ------------      ------------
Total from investment operations                             (6.64)             5.41              1.64              2.58
                                                      ------------      ------------      ------------      ------------

Distributions from net realized gains                        (1.28)            (0.29)            (0.07)               --
                                                      ------------      ------------      ------------      ------------

Net asset value at end of period                      $      11.35      $      19.27      $      14.15      $      12.58
                                                      ============      ============      ============      ============

TOTAL RETURN (b)                                           -36.38%            38.55%            13.07%            25.80%
                                                      ============      ============      ============      ============

Net assets at end of period                           $  8,547,585      $ 10,059,690      $  6,296,704      $  1,581,185
                                                      ============      ============      ============      ============

Ratio of net expenses to average net assets (c)              2.08%             1.98%             1.97%             1.93%(d)

Ratio of net investment loss to average net assets          -0.91%            -1.15%            -0.60%            -0.20%(d)

Portfolio turnover rate                                       224%              154%               96%               25%

(a) Represents the period from the initial public offering of shares (May 12, 1997) through March 31, 1998.

(b)  Total returns shown exclude the effect of applicable sales loads.

(c) Ratios of expense to average net assets, assuming no waiver of fees and/or reimbursement of expenses by the Advisor, would have been 2.49%, 2.74%, 4.49% and 13.85% (d) for the periods ended March 31, 2001, 2000, 1999 and 1998, respectively (Note 3).

(d)  Annualized.

                 See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 2001

--------------------------------------------------------------------------------
  SHARES      COMMON STOCKS - 96.0%                                 MARKET VALUE
--------------------------------------------------------------------------------

              CAPITAL GOODS - 11.9%
    12,000    General Electric Co.                                  $    502,320
    10,200    JDS Uniphase Corp. (a)                                     188,062
    75,000    Mechanical Technology, Inc. (a)                            328,125
                                                                    ------------
                                                                       1,018,507
                                                                    ------------

              COMMUNICATION SERVICES  - 8.0%
    30,000    Anaren Microwave, Inc. (a)                                 376,875
    22,500    Global Crossing Ltd. (a)                                   303,525
                                                                    ------------
                                                                         680,400
                                                                    ------------

              CONSUMER CYCLICALS - 7.4%
    17,000    Paychex, Inc.                                              630,063
                                                                    ------------

              CONSUMER STAPLES - 7.0%
    15,000    AOL Time Warner, Inc. (a)                                  602,250
                                                                    ------------

              FINANCIAL - 35.7%
    10,000    American Express Co.                                       413,000
     8,500    Bank of New York Co., Inc.                                 418,540
     7,000    Bear Stearns Cos., Inc.                                    320,180
     9,000    Citigroup, Inc.                                            404,820
     9,000    J.P. Morgan Chase & Co.                                    404,100
     6,000    Lehman Brothers Holdings, Inc.                             376,200
     5,500    M&T Bank Corp.                                             384,450
     6,000    Merrill Lynch & Co.                                        332,400
                                                                    ------------
                                                                       3,053,690
                                                                    ------------

              HEALTHCARE - 5.2%
     6,000    Albany Molecular Research, Inc. (a)                        210,000
     5,000    Humane Genome Sciences, Inc. (a)                           230,000
                                                                    ------------
                                                                         440,000
                                                                    ------------

              TECHNOLOGY - 20.8%
   150,000    AppliedTheory Corp. (a)                                    169,500
    10,000    Computer Associates International, Inc.                    272,000
    25,000    Corning, Inc.                                              517,250
     4,000    EMC Corp. (a)                                              117,600
     5,000    International Business Machines Corp.                      480,900
    15,000    Oracle Corp. (a)                                           224,700
                                                                    ------------
                                                                       1,781,950
                                                                    ------------

              TOTAL COMMON STOCKS (COST $9,522,181)                 $  8,206,860
                                                                    ------------

                 See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND

                                 March 31, 2001

--------------------------------------------------------------------------------
  SHARES      SHORT TERM MONEY MARKET SECURITIES - 0.3%             MARKET VALUE
--------------------------------------------------------------------------------

    22,294    Milestone Treasury Obligation Portfolio -
              Investor Shares (Cost $22,294)                        $     22,294
                                                                    ------------

              TOTAL INVESTMENTS AT VALUE - 96.3%
              (COST $9,544,475)                                     $  8,229,154

              OTHER ASSETS IN EXCESS OF LIABILITIES - 3.7%               318,431
                                                                    ------------

              NET ASSETS - 100.0%                                   $  8,547,585
                                                                    ============

(a)  Non-income producing security.

                 See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2001


1.   SIGNIFICANT ACCOUNTING POLICIES

     The New York Equity Fund (the "Fund") is a non-diversified series of The New York State Opportunity Funds (the "Trust"). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), was organized as a Massachusetts business trust on November 20, 1996. The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (the "Advisor") purchased the initial shares of the Fund at $10 per share. The Fund began the public offering of shares on May 12, 1997.

     The Fund seeks to provide long-term capital growth by investing primarily in the common stocks and other equity securities of publicly-traded companies headquartered in the state of New York and those companies having a significant presence in the state.

     The following is a summary of the Fund's significant accounting policies:

     SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

     INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS -- Interest income is accrued as earned. Dividend income and distributions to Fund shareholders are recorded on the ex-dividend date.

     ORGANIZATION EXPENSES -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

     SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis.

     ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              NEW YORK EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2001


1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

     The following information is based upon the federal income tax cost of portfolio investments of $9,796,925 as of March 31, 2001:

          Gross unrealized appreciation                   $ 1,120,846
          Gross unrealized depreciation                    (2,688,617)
                                                          -----------
          Net unrealized depreciation                     $(1,567,771)
                                                          ===========

     The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

     As of March 31, 2001, the Fund had capital loss carryforwards for federal income tax purposes of $883,673 which expire on March 31, 2009. In addition, the Fund had net realized capital losses of $276,954 during the period from November 1, 2000 through March 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

     For the year ended March 31, 2001, the Fund reclassified net investment losses of $110,481 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

                              NEW YORK EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2001


2.   INVESTMENT TRANSACTIONS

     Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $30,268,845 and $26,598,010, respectively, for the year ended March 31, 2001.

3.   TRANSACTIONS WITH AFFILIATES

     ADVISORY AGREEMENT
     Under the terms of an Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million. The Advisor voluntarily waived $50,512 of its investment advisory fees for the year ended March 31, 2001.

     Certain trustees and officers of the Trust are also officers of the Advisor.

     ADMINISTRATION AGREEMENTS
     Under the terms of an Administration Agreement in effect since August 24, 2000, Ultimus Fund Solutions, LLC (the "Administrator") supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For the performance of these administrative services, the Administrator receives a monthly fee at an annual rate of .15% of average daily net assets up to $50 million; .125% of such assets from $50 million to $100 million; .100% of such assets from $100 million to $250 million; .075% of such assets from $250 to $500 million; and .050% of such assets in excess of $500 million, subject to a monthly minimum of $2,000. The foregoing fee will be discounted by 30% during the first year of the agreement and 25% during the second year of the agreement or until such time as net assets of the Fund reach $20 million, but in no case later then 2 years from the date of the agreement. Accordingly, during the year ended March 31, 2001, the Administrator was paid $10,213 for administrative services.

     Certain officers of the Trust are also officers of the Administrator.

     TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
     Under the terms of a Transfer Agency and Shareholder Services Agreement between the Trust and the Administrator in effect since August 24, 2000, the Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.

                              NEW YORK EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2001


3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

     For these services, the Administrator receives from the Fund a monthly fee at an annual rate of $17 per account, subject to a minimum of $1,500 per month. The foregoing fee will be discounted by 30% during the first year of the agreement and 25% during the second year of the agreement or until such time as net assets of the Fund reach $20 million, but in no case later than 2 years from the date of the agreement.

     Accordingly, during the year ended March 31, 2001, the Administrator was paid $7,660 for transfer agent services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

     ACCOUNTING SERVICES AGREEMENT
     Under the terms of a Accounting Services Agreement between the Trust and the Administrator in effect since August 24, 2000, the Administrator calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, the Administrator receives from the Fund a monthly fee of $2,500, plus an asset based fee equal to 0.01% of average daily net assets from $25 to $500 million and 0.005% of such assets in excess of $500 million. The foregoing fees will be discounted by 30% during the first year of the agreement and 25% during the second year of the agreement or until such times as net assets of the Fund reach $20 million, but in no case later than 2 years from the date of the agreement. Accordingly, during the year ended March 31, 2001, the Administrator was paid $12,766 for accounting services. In addition, the Fund pays certain out-of-pocket expenses incurred by the Administrator in obtaining valuations of the Fund's portfolio securities.

     UNDERWRITING AGREEMENT
     The principal underwriter of the Fund's shares is Pinnacle Investments, Inc. (the "Underwriter"), an affiliate of the Advisor. During the year ended March 31, 2001, the Underwriter received underwriter commissions of $37,249 and broker commissions of $11,162 in connection with the sale of Fund shares.

     PORTFOLIO TRANSACTIONS
     A significant portion of the Fund's portfolio transactions are executed through the Underwriter. For the year ended March 31, 2001, brokerage commissions of $234,655 were paid by the Fund to the Underwriter.

                              NEW YORK EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2001


3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

     DISTRIBUTION PLAN
     The Trust has adopted a Plan of Distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may directly incur or reimburse the Advisor for certain costs related to the distribution of the Fund shares, not to exceed 0.25% of average daily net assets. For year ended March 31, 2001, the Fund incurred $14,700 in distribution-related expenses under the Plan.

     PRIOR SERVICE AGREEMENTS
     Prior to August 24, 2000, administrative services, fund accounting services and transfer agent services were provided to the Fund by Integrated Fund Services, Inc. ("IFS"). Pursuant to the terms of an Administration Agreement with the Trust, IFS received a monthly fee at an annual rate of .15% of average daily net assets up to $25 million; .125% of such assets from $25 million to $50 million; and .10% of such assets in excess of $50 million, subject to a monthly minimum of $1,000. Pursuant to a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and IFS, IFS received for its services a monthly fee at an annual rate of $17.00 per shareholder account, subject to a $1,000 monthly minimum. Pursuant to an Accounting Services Agreement between the Trust and IFS, IFS received a monthly fee of $2,000 from the Fund. Accordingly, during the year ended March 31, 2001, IFS was paid $20,531 by the Fund for these services.

4.   FEDERAL TAX INFORMATION (UNAUDITED)

     In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Fund during the year ended March 31, 2001. On November 30, 2000, the Fund declared and paid a short-term capital gain distribution of $1.18956 per share and a long-term capital gain distribution of $.09299 per share. As required by Federal regulations, shareholders received notification of their portion of the Fund's taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The New York Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New York Equity Fund, a series of The New York Opportunity Funds (hereafter referred to as the "Fund") at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended March 31, 1999, and for the period from May 12, 1997 through March 31, 1998 were audited by other independent accountants whose report on these financial statements, dated April 23, 1999 was unqualified.


PricewaterhouseCoopers LLP

New York, New York
May 18, 2001